Exhibit 99.1

EQT CORPORATION

LETTER OF TRANSMITTAL

Offers to Exchange

Up to $495,925,000 of 7.500% Senior Notes due 2027 that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Restricted 7.500% 2027 Notes”)	for a like principal amount of	7.500% Senior Notes due 2027 that have been registered under the Securities Act (the “Registered 7.500% 2027 Notes”)
Up to $344,921,000 of 6.500% Senior Notes due 2027 that have not been registered under the Securities Act (the “Restricted 6.500% 2027 Notes”)	for a like principal amount of	6.500% Senior Notes due 2027 that have been registered under the Securities Act (the “Registered 6.500% 2027 Notes”)
Up to $45,225,000 of 5.500% Senior Notes due 2028 that have not been registered under the Securities Act (the “Restricted 2028 Notes”)	for a like principal amount of	5.500% Senior Notes due 2028 that have been registered under the Securities Act (the “Registered 2028 Notes”)
Up to $734,583,000 of 4.50% Senior Notes due 2029 that have not been registered under the Securities Act (the “Restricted 4.50% 2029 Notes”)	for a like principal amount of	4.50% Senior Notes due 2029 that have been registered under the Securities Act (the “Registered 4.50% 2029 Notes”)
Up to $596,725,000 of 6.375% Senior Notes due 2029 that have not been registered under the Securities Act (the “Restricted 6.375% 2029 Notes”)	for a like principal amount of	6.375% Senior Notes due 2029 that have been registered under the Securities Act (the “Registered 6.375% 2029 Notes”)
Up to $494,086,000 of 7.500% Senior Notes due 2030 that have not been registered under the Securities Act (the “Restricted 2030 Notes”)	for a like principal amount of	7.500% Senior Notes due 2030 that have been registered under the Securities Act (the “Registered 2030 Notes”)
Up to $1,090,218,000 of 4.75% Senior Notes due 2031 that have not been registered under the Securities Act (the “Restricted 2031 Notes”)	for a like principal amount of	4.75% Senior Notes due 2031 that have been registered under the Securities Act (the “Registered 2031 Notes”)
Up to $67,196,000 of 6.500% Senior Notes due 2048 that have not been registered under the Securities Act (the “Restricted 2048 Notes”)	for a like principal amount of	6.500% Senior Notes due 2048 that have been registered under the Securities Act (the “Registered 2048 Notes”)

 THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2025, UNLESS EXTENDED BY EQT CORPORATION (SUCH DATE AND TIME, AS MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Exchange Agent is:

THE BANK OF NEW YORK MELLON

Delivery of this letter of transmittal (this “Letter of Transmittal”) to an address other than as set forth below will not constitute a valid delivery. Only hard copies of this Letter of Transmittal or presentations via The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”) will be accepted. Questions, requests for assistance and requests for additional copies of the prospectus relating to the Exchange Offers or of this Letter of Transmittal should also be directed to the Exchange Agent to the address or telephone number set forth below.

By Hand Delivery, Overnight Courier or Regular, Registered or Certified Mail:

The Bank of New York Mellon

Corporate Trust Operations – Reorganization Unit

500 Ross Street, Suite 625

Pittsburgh, Pennsylvania 15262

Attention: (Raman) Uthandaraman K

To Confirm by E-mail:

CT_Reorg_Unit_Inquiries@bnymellon.com

To Confirm by Telephone or

For Information Call:

(615) 381-1655

The undersigned acknowledges receipt of the prospectus dated                     , 2025 (the “Prospectus”) of EQT Corporation (“EQT,” “we,” “us,” “our” and, collectively with its consolidated subsidiaries, the “Company”) and this Letter of Transmittal, which together describe EQT’s offers to exchange (the “Exchange Offers”) any and all of its outstanding Restricted 7.500% 2027 Notes that are validly tendered for a like principal amount of its new Registered 7.500% 2027 Notes, (ii) any and all of its outstanding Restricted 6.500% 2027 Notes that are validly tendered for a like principal amount of its new Registered 6.500% 2027 Notes, (iii) any and all of its outstanding Restricted 2028 Notes that are validly tendered for a like principal amount of its new Registered 2028 Notes, (iv) any and all of its outstanding Restricted 4.50% 2029 Notes that are validly tendered for a like principal amount of its new Registered 4.50% 2029 Notes, (v) any and all of its outstanding Restricted 6.375% 2029 Notes that are validly tendered for a like principal amount of its new Registered 6.375% 2029 Notes, (vi) any and all of its outstanding Restricted 2030 Notes that are validly tendered for a like principal amount of its new Registered 2030 Notes, (vii) any and all of its outstanding Restricted 2031 Notes that are validly tendered for a like principal amount of its new Registered 2031 Notes and (viii) any and all of its outstanding Restricted 2048 Notes that are validly tendered for a like principal amount of its Registered 2048 Notes. Such offers are collectively referred to herein as the “Exchange Offers” and are individually referred to herein as an “Exchange Offer.” Annex I hereto lists the CUSIP numbers of each series of Restricted Notes. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The terms of the Registered 7.500% 2027 Notes, the Registered 6.500% 2027 Notes, the Registered 2028 Notes, the Registered 4.50% 2029 Notes, the Registered 6.375% 2029 Notes, the Registered 2030 Notes, the Registered 2031 Notes and the Registered 2048 Notes (collectively, the “Registered Notes”) are identical in all material respects to the terms of the Restricted 7.500% 2027 Notes, the Restricted 6.500% 2027 Notes, the Restricted 2028 Notes, the Restricted 4.50% 2029 Notes, the Restricted 6.375% 2029 Notes, the Restricted 2030 Notes, the Restricted 2031 Notes and the Restricted 2048 Notes (collectively, the “Restricted Notes”), respectively, except that the Registered Notes have been registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions relating to the Restricted Notes do not apply to the Registered Notes.

EQT is not making the Exchange Offers to, nor will we accept surrenders for exchange from, holders of Restricted Notes in any jurisdiction in which the applicable Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction or where it is otherwise unlawful.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Restricted Notes are held of record by DTC.

PLEASE READ THIS ENTIRE

LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the aggregate principal amounts should be listed on a separate signed schedule affixed hereto. All holders wishing to participate in an Exchange Offer must complete the table below:

DESCRIPTION OF RESTRICTED NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s)	Title of Restricted Notes	Certificate Number(s)*	Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**

Total:

*  Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Restricted Notes. See instruction 2. The Restricted Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED RESTRICTED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

* * * * *

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to EQT the principal amount of the Restricted Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Restricted Notes. Subject to, and effective upon, the acceptance for exchange of any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, EQT all right, title and interest in and to such Restricted Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of EQT in connection with the Exchange Offers) to cause the Restricted Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Restricted Notes it is tendering and to acquire Registered Notes issuable upon the exchange of such tendered Restricted Notes and that, when the same are accepted for exchange, EQT will acquire good, marketable and unencumbered title to the tendered Restricted Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or obligations relating to their sale or transfer and not subject to any adverse claim when the Restricted Notes are accepted by EQT. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or EQT to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Restricted Notes or transfer ownership of such Restricted Notes on the account books maintained by the book-entry transfer facility.

The undersigned understands that tenders of Restricted Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon EQT’s acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and EQT upon the terms and subject to the conditions of the Exchange Offers. The undersigned recognizes that, under circumstances set forth in the Prospectus, EQT may not be required to accept for exchange any of the Restricted Notes.

By tendering Restricted Notes and executing this Letter of Transmittal, the undersigned represents that (i) the holder is not an “affiliate” of EQT (within the meaning of Rule 405 under the Securities Act); (ii) the holder has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of the Registered Notes in violation of the provisions of the Securities Act; (iii) the holder is acquiring any Registered Notes to be received by it in its ordinary course of business; (iv) if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the Registered Notes, and (v) if the holder is a broker-dealer that will receive the Registered Notes for its own account in exchange for the Restricted Notes that were acquired as a result of market-making or other trading activities, such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resales of the Registered Notes.

If the undersigned or the person receiving Registered Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Registered Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Registered Notes must be made in compliance with applicable state securities or blue sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Registered Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that EQT assumes no responsibility regarding compliance with state securities or blue sky laws in connection with resales.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable, but tendered Restricted Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

Certificates for all Registered Notes delivered in exchange for tendered Restricted Notes and any Restricted Notes delivered herewith but not exchanged, in each case if registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned (below).

The undersigned, by completing the box entitled “Description of Restricted Notes Tendered Herewith” above and signing this Letter of Transmittal below, will be deemed to have tendered the Restricted Notes as set forth in such box.

TENDERING HOLDER(S) SIGN BELOW – TO BE COMPLETED BY ALL TENDERING HOLDERS

(Also complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Restricted Notes hereby tendered or in whose name Restricted Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signatures(s of Holder(s))	(Signatures(s) of Holder(s))

Date:

Name(s):
(Please Print)

Capacity (full title):

Address (including zip code):

Daytime telephone no. (including area code):

Taxpayer Identification No.:

SIGNATURE GUARANTEE (If Required—See Instruction 3)

Authorized signature (signature guaranteed by an Eligible Institution):

Date:

Name:
(Please Print)

Title:

Name of firm:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

(Also complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

To be completed ONLY if Restricted Notes not tendered or Registered Notes are to be issued in the name of someone other than the registered holder of the Restricted Notes whose name(s) appear(s) above.

Issue:	☐ Restricted Notes not tendered as set forth below

☐ Registered Notes as forth below

Name(s):
(Please Print)

Address (including zip code):

Daytime telephone no. (including area code):

Taxpayer Identification No.:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Restricted Notes not tendered or Registered Notes are to be delivered to the registered holder(s) at an address other than that shown above.

Deliver:	☐ Restricted Notes not tendered as set forth below

☐ Registered Notes as set forth below

Name(s):
(Please Print)

Address (including zip code):

Daytime telephone no. (including area code):

Taxpayer Identification No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.              Delivery of this Letter of Transmittal.

A holder of Restricted Notes may tender such Restricted Notes by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the Restricted Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

Any financial institution that is a participant in DTC’s system may make book-entry delivery of the Restricted Notes by causing DTC to transfer the Restricted Notes into the Exchange Agent’s DTC account in accordance with DTC’s electronic ATOP procedures for such transfer. The confirmation of such book-entry transfer will include an “agent’s message” stating that DTC has received an express acknowledgment from the participant tendering the Restricted Notes that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the terms of this Letter of Transmittal and that we may enforce the terms of this Letter of Transmittal against such participant. A tender of Restricted Notes through a book-entry transfer into the Exchange Agent’s account will only be effective if an agent’s message or this Letter of Transmittal with any required signature guarantees and any other required documents are transmitted to and received or confirmed by the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal prior to the Expiration Date. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of this Letter of Transmittal by the participants identified in the agent’s message.

The method of delivery of this Letter of Transmittal, Restricted Notes, letters of transmittal and all other required documents to the Exchange Agent is at the holder’s election and risk. If delivery is by mail, we recommend that holders use registered mail, properly insured, with return receipt requested. Delivery will be deemed made only when actually received or confirmed by the Exchange Agent. In all cases, holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. Holders should not send Letters of Transmittal or Restricted Notes to anyone other than the Exchange Agent. No Letters of Transmittal or Restricted Notes should be sent to EQT.

We reserve the right to reject any particular Restricted Note not validly tendered, or any acceptance that might, in our judgment, be unlawful. We also reserve the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Restricted Note. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured before the Expiration Date of the applicable Exchange Offer. Tenders of Restricted Notes will not be considered to have been made until such defects or irregularities have been cured or waived. None of EQT, the Exchange Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender of the Restricted Notes, and none of EQT, the Exchange Agent or any other person will incur any liability for failing to give notification of any defect or irregularity.

No alternative, conditional, irregular or contingent tenders will be accepted.

All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange.

2.              Partial Tenders (Not Applicable to Holders that Tender by Book-Entry Transfer); Withdrawals.

If less than the entire principal amount of Restricted Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Restricted Notes tendered in the box entitled “Description of Restricted Notes Tendered Herewith.” A newly issued certificate for the Restricted Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

Tenders of Restricted Notes may be withdrawn at any time prior to the Expiration Date.

To withdraw a tender of Restricted Notes in connection with an Exchange Offer, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal or the holder must comply with the appropriate procedure of DTC’s ATOP system, in each case, prior to the Expiration Date. Any such notice of withdrawal must:

•	specify the name of the person who tendered the Restricted Notes to be withdrawn (and where Restricted Notes have been transmitted via ATOP, specify the name in which such Restricted Notes were registered if different from that of the withdrawing holder);

•	identify the Restricted Notes to be withdrawn (including the certificate number(s), if any, principal amount of such Restricted Notes and CUSIP number(s));

•	be signed by the person having tendered the Restricted Notes to be withdrawn in the same manner as the original signature on the letter of transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to permit the trustee for the Restricted Notes to register the transfer of such Restricted Notes into the name of the person having made the original tender and withdrawing the tender; and

•	specify the name in which such Restricted Notes are to be registered, if different from that of the person who tendered the Restricted Notes to be withdrawn.

If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Restricted Notes or otherwise comply with DTC’s procedures.

Any Restricted Notes so withdrawn will be considered not to have been validly tendered for purposes of the Exchange Offers, and no Registered Notes will be issued in exchange for such Restricted Notes unless such Restricted Notes withdrawn are validly re-tendered.

Validly withdrawn Restricted Notes may be re-tendered by following the procedures described in the Prospectus under “The Exchange Offers—Procedures for Tendering the Restricted Notes” at any time prior to the Expiration Date.

We will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices, and our determination shall be final and binding on all parties.

Any Restricted Notes that are withdrawn will be returned to the holder without cost to such holder promptly after withdrawal.

3.             Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Restricted Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is executed by a person other than the registered holder of Restricted Notes listed, this Letter of Transmittal must be accompanied by the Restricted Notes endorsed by the registered holder or a written instrument of transfer or exchange in a form satisfactory to EQT, duly executed by the registered holder, in either case with the signature guaranteed by an Eligible Guarantor Institution (as defined below). In addition, in either case, the original endorsement or the instrument of transfer must be signed exactly as the name of any registered holder appears on the Restricted Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by EQT, proper evidence satisfactory to EQT of their authority so to act must be submitted.

Signatures on this Letter of transmittal must be guaranteed unless the Restricted Notes surrendered for exchange are tendered:

•	by a registered holder that has not completed the box titled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	for the account of an Eligible Guarantor Institution.

If signatures on a letter of transmittal are required to be guaranteed, the guarantee must be by an Eligible Guarantor Institution.

In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an “Eligible Guarantor Institution,” which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

4.             Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Restricted Notes not exchanged are to be issued or delivered, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and, as described in Instruction 7, a duly completed Internal Revenue Service (“IRS”) Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.             Transfer Taxes.

Holders who tender their Restricted Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct us to register Registered Notes in the name of, or request that Restricted Notes not tendered or not accepted in an Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If the tendering holder does not submit satisfactory evidence of payment of such taxes or exemption therefrom to the Exchange Agent herewith (or in the case of Restricted Notes in book-entry form, contemporaneously with the tender of such Restricted Notes), the amount of such transfer taxes will be billed directly to such tendering holder or we may refuse to accept the Restricted Notes tendered by such holder.

6.             Waiver of Conditions.

EQT reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

7.             Taxpayer Information; IRS Form W-9; IRS Form W-8.

Under U.S. federal income tax law, a tendering holder whose Restricted Notes are accepted for exchange for Registered Notes may be subject to backup withholding on reportable payments made on the Registered Notes unless the holder provides the Exchange Agent, EQT or other payor with its correct taxpayer identification number (“TIN”) and certain other information on IRS Form W-9, which is provided in Annex II hereto, or otherwise establishes an exemption. If the Exchange Agent, EQT or other payor is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently, at a rate of 24%) may apply to any reportable payments on the Registered Notes made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent, EQT or other payor is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments made on the Registered Notes, each holder that is a “United States person” for U.S. federal income tax purposes should provide a properly completed and executed IRS Form W-9. Please see the instructions to the enclosed IRS Form W-9 for further information.

Certain holders (including, among others, generally all corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders may establish their exempt status on IRS Form W-9. A non-U.S. holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

8.             Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the cover of this Letter of Transmittal.

* * * * *

IMPORTANT: This Letter of Transmittal (together with Restricted Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

Annex I

Series of Restricted Notes	Status	CUSIP*
7.500% Senior Notes due 2027	144A	26884L BG3
7.500%% Senior Notes due 2027	Reg S	U2689E AK6
6.500% Senior Notes due 2027	144A	26884L AS8
6.500% Senior Notes due 2027	Reg S	U2689E AC4
5.500% Senior Notes due 2028	144A	26884L AU3
5.500% Senior Notes due 2028	Reg S	U2689E AD2
4.50% Senior Notes due 2029	144A	26884L AW9
4.50% Senior Notes due 2029	Reg S	U2689E AE0
6.375% Senior Notes due 2029	144A	26884L AY5
6.375% Senior Notes due 2029	Reg S	U2689E AF7
7.500% Senior Notes due 2030	144A	26884L BA6
7.500% Senior Notes due 2030	Reg S	U2689E AG5
4.75% Senior Notes due 2031	144A	26884L BC2
4.75% Senior Notes due 2031	Reg S	U2689E AH3
6.500% Senior Notes due 2048	144A	26884L BE8
6.500% Senior Notes due 2048	Reg S	U2689E AJ9

* No representation is made as to the correctness or accuracy of any “CUSIP” number printed on the Restricted Notes or contained in this Letter of Transmittal. Such numbers are included solely for the convenience of the holders of the Restricted Notes. Reliance may be placed only on the other identification numbers printed on the Restricted Notes.

Annex II

Form W-9 (Rev. March 2024) Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information. Give form to the requester. Do not send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner. Other (see instructions) 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.) 5 Address (number, street, and apt. or suite no.). See instructions. 6 City, state, and ZIP code Requester’s name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What’s New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification. New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they Cat. No. 10231X Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2 must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid). • Form 1099-DIV (dividends, including those from stocks or mutual funds). • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds). • Form 1099-NEC (nonemployee compensation). • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers). • Form 1099-S (proceeds from real estate transactions). • Form 1099-K (merchant card and third-party network transactions). • Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition). • Form 1099-C (canceled debt). • Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued); 2. Certify that you are not subject to backup withholding; or 3. Claim exemption from backup withholding if you are a U.S. exempt payee; and 4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and 5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status. • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity. • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust. • In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust. See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester; 2. You do not certify your TIN when required (see the instructions for Part II for details); 3. The IRS tells the requester that you furnished an incorrect TIN; 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or 5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3 Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier. What Is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. • Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application. • Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2. • Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. • Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2. • Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2. Line 3a Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a. IF the entity/individual on line 1 is a(n) . . . THEN check the box for . . . • Corporation Corporation. • Individual or • Sole proprietorship Individual/sole proprietor. • LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation. • Partnership Partnership. • Trust/estate Trust/estate. Line 3b Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply. Line 4 Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4 2—The United States or any of its agencies or instrumentalities. 3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities. 5—A corporation. 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory. 7—A futures commission merchant registered with the Commodity Futures Trading Commission. 8—A real estate investment trust. 9—An entity registered at all times during the tax year under the Investment Company Act of 1940. 10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581. 12—A middleman known in the investment community as a nominee or custodian. 13—A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . • Interest and dividend payments All exempt payees except for 7. • Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. • Barter exchange transactions and patronage dividends Exempt payees 1 through 4. • Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 5.2 • Payments made in settlement of payment card or third-party network transactions Exempt payees 1 through 4. 1See Form 1099-MISC, Miscellaneous Information, and its instructions. 2However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37). B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i). E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i). F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state. G—A real estate investment trust. H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940. I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581. K—A broker. L—A trust exempt from tax under section 664 or described in section 4947(a)(1). M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan. Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5 Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) other than an account maintained by an FFI The actual owner of the account or, if combined funds, the first individual on the account1 3. Two or more U.S. persons (joint account maintained by an FFI) Each holder of the account 4. Custodial account of a minor (Uniform Gift to Minors Act) The minor2 5. a. The usual revocable savings trust (grantor is also trustee) The grantor-trustee1 b. So-called trust account that is not a legal or valid trust under state law The actual owner1 6. Sole proprietorship or disregarded entity owned by an individual The owner3 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))** The grantor* For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an individual The owner 9. A valid trust, estate, or pension trust Legal entity4 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 11. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))** The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2Circle the minor’s name and furnish the minor’s SSN. 3You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) *Note: The grantor must also provide a Form W-9 to the trustee of the trust. **For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax return preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6 Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.